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                                                                  EXHIBIT 23.2


                    [LETTERHEAD OF KPMG PEAT MARWICK LLP]





                             ACCOUNTANTS' CONSENT


The Board of Directors
Cragar Industries, Inc.:


We consent to the use of our report included in the Form SB-2 Registration Statement for Cragar Industries, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.


                                      KPMG Peat Marwick LLP

Phoenix, Arizona

November 22, 1996